UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22461

Morgan Creek Global Equity Long/Short Institutional Fund

(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC 27517

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Mark Vannoy
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Chapel Hill, North Carolina 27517

Registrant’s telephone number, including area code: (919) 933-4004

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

MORGAN CREEK
CAPITAL MANAGEMENT

ALTERNATIVE THINKING ABOUT INVESTMENTS

SEMI-ANNUAL REPORT TO STOCKHOLDERS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Semi-annual Report to Stockholders (Unaudited)
For the Six Months Ended September 30, 2014

Contents

Letter to Investors	1
Financial Statements (Unaudited)
Statement of Assets and Liabilities	4
Schedule of Investments	5
Statement of Operations	9
Statement of Changes in Net Assets	10
Statement of Cash Flows	12
Notes to Financial Statements	13
Other Information (Unaudited)	24

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors

The Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund” or “GELS”) seeks to generate attractive long-term returns with lower volatility and correlation relative to traditional equity benchmarks. The Fund utilizes a unique Hybrid structure that combines opportunistic allocations, to what we believe to be top-tier investment firms drawn from Morgan Creek’s extensive global network of relationships, and a direct investment portfolio (“Morgan Creek Direct” or “MCD”), that is concentrated in the best ideas drawn from the overall portfolio. We believe this combination of external managers and internal management provides a significant edge in being able to tactically adjust the portfolio to take advantage of investment opportunities and manage risk. The Investment Process begins with Morgan Creek choosing a cohort of managers to express our top investment themes, which currently include: Wealth Transfer to Developing Markets, Growth of the Emerging Markets Consumer, Energy & Natural Resources, Demographics & Healthcare and Abenomics & Japanese Reflation. Once we have established the core manager portfolio to capitalize on our asset allocation views, we create our direct investment portfolio by implementing a proprietary process that selects the highest conviction investment ideas from the underlying managers.

Following strong outperformance in the fiscal year ending March 31, 2014, the Fund continued to perform well vs. the benchmark MSCI World Index benchmark in the six months ending September 30, 2014, returning +3.0% vs. +2.6%. While GELS captured a more modest amount of the MSCI World’s upside in the second quarter (+2.4% vs. +4.9%), the Fund performed particularly well in the third quarter, posting a gain of +0.6% vs. a loss of (2.2%) for the benchmark. This outcome was particularly gratifying, as the short side, which has been a source of great pain and frustration, finally kicked in when the portfolio needed it most and helped mitigated losses amidst the overall market decline. As we wrote in the 2014 Annual Report, we expect returns to be more balanced between the long and short side going forward and think this has started to play out already. More details on this, attribution and how the portfolio is positioned going forward can be found in the sections that follow.

Second Quarter 2014

GELS is a hedged investment strategy and is designed to limit downside first, and provide upside participation during market advances second, so it was not surprising that the Fund captured a more modest amount of upside during the second quarter given the strength of the rally. The Fund has been operating with a Beta to the market of approximately 0.5, which indicates Alpha generation has been robust and a significant driver of returns. Given overall market conditions (lower correlations, higher dispersion) and investment cycle-related factors (long/short typically outperforms long-only in 2-3 year increments), we expect GELS to continue to perform well vs. the market going forward. It is also important to point out that GELS (and long/short equity broadly) has historically outperformed the most during down markets due to its focus on downside protection. We point this out because, while we are pleased to have kept up with the market since 2013 and outperformed over the trailing twelve months, we would expect the Fund to generate the highest level of outperformance in less ebullient market environments. We want to assure our investors that, despite the seemingly overwhelming complacency in the market place, we have not lost focus on downside protection and hedging.

Of course, no strategy is completely immune to drawdowns and performance during Q2 got off to a rocky start in April, as the rotation out of Growth and into Value, which began in March, increased in intensity during April. According to Morgan Stanley data, the risk-adjusted outperformance by Value over Growth during March and April ranked in the highest 10% of all months dating back to 1974. Selling pressure amongst Growth stocks was indiscriminate and fundamentals were disregarded across the board, but particularly so in the most highly valued stocks (even more so for those without current earnings). One example, Yelp, after falling (18.5%) in March, dropped a further (24.2%) in April. Many Growth stocks had performed exceptionally

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	1

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors (continued)

well in the first two months of the year, following strong performance in 2013 (Yelp was up +249.3% last year and up another +36.9% through February). As a result, many Growth stocks had become crowded hedge fund long positions and, once the selling started, stop-losses were quickly hit, with hedge fund de-risking adding to the downward momentum. This violent price action caught many investors off guard, but at the same time, created some incredible opportunities to buy a few dominant, high-growth businesses at extremely attractive prices (the proverbial babies had been thrown out with the bathwater). GELS, and its managers, were able to capitalize on this dislocation by focusing on the solid fundamentals in a number of stocks, while our impression is that many other hedge fund investors found themselves playing defensive much more so than offensive during this period. To this point, Preqin data shows the average equity long/short fund-of-funds gained only +1.4% in Q2 (vs. +2.4% for GELS), while Morgan Stanley data shows the average Technology Long/Short fund (a good proxy for Growth) was flat (vs. +10.9% for GELS’ Technology Long/Short managers).

On the negative side of the ledger, Healthcare fell (2.8%) and Global Long/Short slipped (0.2%), which were both meaningful headwinds to performance in Q2. Performance across managers in the Global Long/Short segment was mixed during the quarter, ranging from as high as +6.0% to as low as (8.0%). In all, three managers were positive, four were negative and a recently added short-biased manager was the worst performer. While we are disappointed by this short-biased manager’s near-term results, we think the manager is capable of capitalizing on the short side when the time comes and, from a portfolio construction standpoint, the allocation offsets some of the long-only exposure added to the portfolio via Morgan Creek Direct. That being said, the manager generated too much negative Alpha during the quarter vs. expectations and we are monitoring the situation closely (historically, the manager had generated sufficient Alpha to still be able to generate modestly positive returns despite running net short in a rising market). In addition, we are also actively re-underwriting current managers and evaluating new, dedicated, short sellers to further “beef up” the Fund’s hedging capabilities.

Third Quarter 2014

GELS had an outstanding third quarter, returning +0.6% vs. (2.2%) for the MSCI World Index. Amazingly, this was the MSCI World’s first quarterly decline since 2Q12. The last three months were quite volatile, with the benchmark falling (1.6%) in July, then bouncing back +2.2% in August, only to give all of this gain, and then some, back in September, dropping (2.7%). In fact, September marked the MSCI World’s third worst monthly decline dating back to May 2012, when it fell (8.6%) and January 2014, when it lost (3.7%). In a similar fashion to those two previous down months, GELS protected capital nicely in September, actually managing to eke out a small gain this time around. As discussed above, we continue to emphasize Alpha opportunities in the portfolio and deemphasize simple Beta participation. This strategy is currently manifesting itself in the portfolio through more exposure to idiosyncratic investments, like the Alibaba Group (ticker: BABA), and increasing exposure to short-biased managers, such as the one mentioned above, plus a few tactical hedging moves on the margin. We believe equity long/short is in the midst of a cyclical upswing (after underperforming the market indexes since 2009) that is likely to last for at least the next three years, and, as evidenced by GELS’ recent performance, could harken back to the early 2000s when equity long/short generated positive returns despite the market’s overall decline from 2000 to 2002. This year through the end of September, GELS has gained +6.3% vs. +3.9% for the MSCI World, and over the trailing twelve months, the Fund has returned a very robust +18.0% vs. +12.2% for the benchmark.

Returns for Q3 were led by Global Long/Short (+1.5%) and Asia (+7.6%), while Healthcare (-4.1%), Technology (-3.9%) and Morgan Creek Direct (-3.9%), detracted from performance. The largest contributor during the quarter was the Fund’s pre-IPO investment in BABA, which contributed 161 bps after rallying 30% above its September

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	2

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Letter to Investors (continued)

18th IPO price. CYTD, BABA has contributed 205 bps to performance. In addition to the Fund’s direct investment, six of GELS’ managers also had exposure to BABA during the period. We, like many of them, think the investment continues to look attractive when we compare our internal earnings estimates to consensus. GELS’ position in BABA was approximately 6.5% as of quarter-end.

In thinking about why we continue to like the BABA story, consider that approximately 45% of the world’s nearly three billion internet users live in Asia and the number of social media users in the region is expected to approach one billion by year-end, which is almost 5X the total in North America. As more people spend an increasing amount of time online, consumption habits should continue to shift from offline to online and e-commerce sales should continue to increase rapidly. With 80% market share in China, BABA is well positioned to continue benefitting from this network effect. BABA is a perfect example of Metcalfe’s Law, which states that the value of a network increases exponentially as users are added. China is BABA’s most important market and mobile internet usage is growing at an extraordinary rate. Over the past year, China has added roughly 160 million new smartphone subscribers, or 440,000 per day, and now has 464 million people, or 34% of its population, that can access the Internet via smartphones. Chinese e-commerce is leapfrogging physical retail infrastructure and it is estimated the internet is currently driving 80% of incremental retail spending in China. This mega-trend is hitting its inflection point and is why BABA is expected to do $400B of gross merchandise volume (GMV) this year, almost twice as much as Amazon.com ($125B) and EBAY ($85B) combined.

Healthcare weighed on performance, as our sole manager in the space lost (4.1%). Although the manager remains solidly in positive territory for the year after an outstanding first quarter, the underperformance of small caps, which is the majority of their portfolio, continues to be a stiff headwind (the Russell 2000 Index fell (7.4%) in Q3 vs. a slight gain for the S&P 500).

We would like to conclude by returning to the comments made throughout this report about hedging and downside protection. We believe that trees (and markets) do not grow to the sky, and we have seen this movie before in terms of the telltale signs of market euphoria and, as such, are actively looking for ways to not only hedge the portfolio, but to profit, when the tide starts to shift in the other direction. We constantly remind ourselves of Sir John Templeton’s wisdom that the four most dangerous words in investing are, “this time is different”. While we do not claim to be skilled market-timers, we believe it is prudent to not only be thinking about the likelihood of the market trend reversing, but to actively seek ways to take advantage of the presently low volatility by starting to add more explicit hedging strategies into the portfolio. By emphasizing Alpha generation and deemphasizing Beta participation, we believe that GELS is well positioned to continue generating consistent, high-quality returns regardless of the overall market’s ultimate direction.

Regards, Mark W. Yusko Chief Executive Officer & Chief Investment Officer

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	3

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Assets and Liabilities
September 30, 2014 (in U.S. dollars) (Unaudited)

Assets
Investments in Portfolio Funds, at fair value (cost of $47,461,058)	$64,109,117
Investments in Securities (cost of $11,066,659)	11,790,312
Cash and cash equivalents	3,797,074
Dividends receivable	2,548
Total assets	$79,699,051

Liabilities
Securities sold short (proceeds $696,716)	$679,892
Accrued expenses and other liabilities	156,772
Subscriptions received in advance	100,000
Redemptions payable	65,000
Management fees payable	48,371
Due to Advisor	46,429
Total liabilities	1,096,464

Net assets	$78,602,587

Components of net assets:
Net capital	$77,332,810
Accumulated net investment income	984,243
Accumulated net realized gain from investments	446,999
Net unrealized depreciation on investments	(161,465)
Net assets	$78,602,587

Net asset value per Share:
67,437.65 Shares issued and outstanding, unlimited Shares authorized	$1,165.56

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	4

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Schedule of Investments
September 30, 2014 (in U.S. dollars) (Unaudited)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity1,2	Next Available Redemption Date3
Investments in Portfolio Funds
Asia
Glade Brook Private Investors LLC
1,400 shares – Series B	$1,400,000	$1,902,306	2.42%	Cayman Islands	1 Year	N/A
Glade Brook Private Investors LLC
961 shares – Series C	995,042	1,426,810	1.82	Cayman Islands	1 Year	N/A
Indus Japan Fund, Ltd.
3,634 shares – Class A	3,500,000	3,754,666	4.78	Cayman Islands	Quarterly	6/30/2015
SR Global Fund Inc. – Japan Portfolio
16,944 shares – Class H	2,078,430	2,429,588	3.09	Cayman Islands	Monthly	10/31/2014
Teng Yue Partners Offshore Fund, L.P.
4,187 shares	4,750,000	7,412,706	9.43	Cayman Islands	Quarterly	12/31/2014
Tybourne Equity (Offshore) Fund
2,785 shares - Series A	2,785,067	3,263,256	4.15	Cayman Islands	Quarterly	12/31/2014
Total Asia	15,508,539	20,189,332	25.69

Energy & Natural Resources
Tiger Eye Fund, Ltd
2,428 shares - Class A	2,500,000	3,130,550	3.98	Cayman Islands	Quarterly	12/31/2014
Total Energy & Natural Resources	2,500,000	3,130,550	3.98

Financials
Samlyn Offshore, Ltd.
47 shares – Class S	47,184	47,184	0.06	Cayman Islands	0-5 Years	N/A
Total Financials	47,184	47,184	0.06

Global Long/Short
Espalier Global Offshore Fund, Ltd.
3,000 shares – Class A	3,000,000	2,776,778	3.53	Cayman Islands	Quarterly	12/31/2014
Falcon Edge Global, Ltd.
488 shares – Class B	488,171	489,240	0.62	Cayman Islands	Quarterly	12/31/2014
Falcon Edge Global, Ltd.
4,309 shares – Class C	4,275,502	5,558,857	7.07	Cayman Islands	Quarterly	12/31/2014
Glade Brook Global Offshore Fund, Ltd.
2,110 shares - Class FC-UR-2	2,053,295	2,725,363	3.47	Cayman Islands	Quarterly	12/31/2014
Hengistbury Fund Limited
14,201 shares - Class A	1,500,000	1,707,749	2.17	Cayman Islands	Quarterly	12/31/2014

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	5

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Schedule of Investments (continued)
September 30, 2014 (in U.S. dollars) (Unaudited)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity1,2	Next Available Redemption Date3
Global Long/Short (continued)
Horseman Global Fund, Ltd.
11,062 shares – Class B	$1,500,000	$1,577,605	2.01%	Cayman Islands	Quarterly	12/31/2014
Hound Partners Offshore Fund, Ltd.
2,779 shares - Class A	2,500,625	3,839,594	4.88	Cayman Islands	Quarterly	12/31/2014
Passport Long Short Fund, Ltd.
2,500 shares – Class B	2,500,000	2,512,814	3.20	Cayman Islands	Monthly	10/31/2014
Viking Global Equities III, Ltd.
1,427 shares – Class H	2,490,334	4,089,448	5.20	Cayman Islands	Monthly	10/31/2014
Total Global Long/Short	20,307,927	25,277,448	32.15

Healthcare
Broadfin Healthcare Offshore Fund, Ltd.
1,447 shares - Series A	2,649,285	5,985,787	7.62	Cayman Islands	Quarterly	12/31/2014
Total Healthcare	2,649,285	5,985,787	7.62

Technology
Artis Partners 2X, Ltd.
426 shares - Class K	49,429	—	0.00	Cayman Islands	0-5 Years	N/A
Light Street Xenon, Ltd.
1,966 shares – Class A	2,250,000	2,743,548	3.49	Cayman Islands	Quarterly	12/31/2014
Tiger Global, Ltd.
5,655 shares - Class C	2,751,312	4,466,664	5.68	Cayman Islands	Monthly	10/31/2014
Tiger Global, Ltd.
6,025 shares - Class E	1,397,382	2,268,604	2.89	Cayman Islands	Monthly	10/31/2014
Total Technology	6,448,123	9,478,816	12.06

Total Investments in Portfolio Funds	$47,461,058	$64,109,117	81.56%

Investments in Securities
Common Stocks
Global Opportunistic
Avis Budget Group, Inc.
9,005 shares	$511,188	$494,285	0.63%	United States
Bitauto Holdings Limited
6,490 shares	552,594	506,220	0.64	United States
Carter Holdings, Inc.
7,604 shares	623,486	589,462	0.75	United States

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	6

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Schedule of Investments (continued)
September 30, 2014 (in U.S. dollars) (Unaudited)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity1,2	Next Available Redemption Date3
Common Stocks (continued)
Charter Communications, Inc.
4,014 shares	$570,056	$607,599	0.77%	United States
Cheniere Energy, Inc.
8,451 shares	633,283	676,334	0.86	United States
Colfax Corporation
9,489 shares	534,865	540,588	0.69	United States
Dollar General Corporation
9,778 shares	623,513	597,534	0.76	United States
Flamel Technologies
43,088 Shares	493,940	616,589	0.78	United States
Fleetcor Technologies, Inc.
4,167 shares	388,384	592,214	0.75	United States
Horizon Pharma, Inc
63,548 shares	780,424	780,369	0.99	United States
Liberty Global PLC – Class A
14,718 shares	620,521	603,659	0.77	United States
Mastercard, Inc. – Class A
8,137 shares	521,675	601,487	0.77	United States
Netflix.com Inc.
1,325 shares	627,203	597,814	0.76	United States
Qihoo 360 Technology Co. Ltd.
5,766 shares	572,540	389,032	0.50	United States
TransDigm Group Inc.
3,459 shares	454,334	637,597	0.81	United States
Twenty-First Century Fox, Inc.
17,289 shares	538,287	592,737	0.75	United States
Valeant Pharmaceuticals International, Inc.
5,555 shares	562,850	728,816	0.93	United States
Vipshop Holdings Limited
2,741 shares	177,244	518,076	0.66	United States
Walgreen Co.
10,020 shares	623,287	593,885	0.76	United States
Zillow, Inc.
4,535 shares	656,985	526,015	0.67	United States
Total Common Stocks	11,066,659	11,790,312	15.00

Total Investments	$58,527,717	$75,899,429	96.56%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	7

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Schedule of Investments (continued)
September 30, 2014 (in U.S. dollars) (Unaudited)

Investments	Proceeds	Fair Value	Percent of Net Assets	Domicile	Liquidity1,2	Next Available Redemption Date3
Securities Sold Short
Exchange Traded Funds
Global Long/Short
Direxion Daily S&P 500 Bull
4,300 shares	$(345,406)	$(333,852)	(0.42)%	United States
ProShares UltraPro QQQ
4,000 shares	(351,310)	(346,040)	(0.44)	United States
Total Exchange Traded Funds	(696,716)	(679,892)	(0.86)

Total Securities Sold Short	$(696,716)	$(679,892)	(0.86)%
Other Assets, less Liabilities		3,383,050	4.30
Total Net Assets		$78,602,587	100.00%

(1)	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(2)	0-5 Years - Portfolio Funds will periodically redeem depending on cash availability.
(3)
Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after September 30, 2014 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Portfolio Funds may be subject to fees.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	8

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Operations
For the Six Months Ended September 30, 2014 (in U.S. dollars) (Unaudited)

Investment income
Dividends	$1,224,936
Interest	3
Total investment income	1,224,939

Expenses
Administration fees	79,923
Management fees	65,145
Legal fees	24,000
Transfer agent fees	23,055
Audit fees	20,250
Insurance fees	17,499
Trustees’ fees	16,500
Consultancy fees	7,500
Other fees	17,801
Total expenses before expense reimbursement and management fee reduction	271,673

Expense reimbursement	(356)
Management fee reduction	(16,774)
Net expenses	254,543

Net investment income	970,396

Realized and unrealized loss from investments in Portfolio Funds and Securities
Net realized loss from investments in Portfolio Funds	(14,435)
Net realized gain from investments in Securities	873,764
Net realized loss from investment in Global Equity Long/Short Master Fund	(415,859)
Net change in unrealized appreciation on investments in Portfolio Funds	1,179,687
Net change in unrealized depreciation on investments in Securities	(1,357,976)
Net change in unrealized depreciation from investment in Global Equity Long/Short Master Fund	(417,742)
Net change in unrealized appreciation on securities sold short	16,824
Net realized and unrealized loss from investments in Portfolio Funds and Securities	(135,737)

Net increase in net assets resulting from operations	$834,659

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	9

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Changes in Net Assets
(in U.S. dollars) (Unaudited)

For the year ended March 31, 2014

Increase in net assets resulting from operations:
Net investment income	$606,254
Net realized gain from investments in Global Equity Long/Short Master Fund	4,992
Net change in unrealized appreciation on investment in Global Equity Long/Short Master Fund	392,349
Net increase in net assets resulting from operations	1,003,595

Distributions to Shareholders from:
Net investment income	(601,351)

Capital share transactions:
Subscriptions (representing 3,996.80 Shares)	4,414,372
Redemptions (representing 66.12 Shares)	(74,523)
Distributions reinvested (representing 548.29 Shares)	601,351
Net increase in net assets resulting from capital share transactions	4,941,200

Net increase in net assets	5,343,444

Net assets
Beginning of period (representing 2,354.36 Shares)	2,389,586
End of period (representing 6,833.33 Shares)	$7,733,030

Accumulated net investment income	$13,847

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	10

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Changes in Net Assets (continued)
(in U.S. dollars) (Unaudited)

For the six months ended September 30, 2014

Increase in net assets resulting from operations:
Net investment income	$970,396
Net realized loss from investments in Portfolio Funds	(14,435)
Net realized gain from investments in Securities	873,764
Net realized loss from investment in Global Equity Long/Short Master Fund	(415,859)
Net change in unrealized appreciation on investments in Portfolio Funds	1,179,687
Net change in unrealized depreciation on investments in Securities	(1,357,976)
Net change in unrealized depreciation from investment in Global Equity Long/Short Master Fund	(417,742)
Net change in unrealized appreciation on securities sold short	16,824
Net increase in net assets resulting from operations	834,659

Capital share transactions:
Subscriptions (representing 60,660.09 Shares)	70,099,898
Redemptions (representing 55.77 Shares)	(65,000)
Net increase in net assets resulting from capital share transactions	70,034,898

Net increase in net assets	70,869,557

Net assets
Beginning of period (representing 6.833.33 Shares)	7,733,030
End of period (representing 67,437.65 Shares)	$78,602,587

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	11

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Statement of Cash Flows
For the Six Months Ended September 30, 2014 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$834,659
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investment in Portfolio Funds	(3,311,761)
Purchases of investments in Securities	(8,346,203)
Purchases of investment in Global Equity Long/Short Master Fund	(4,645,118)
Proceeds from sales of investments in Portfolio Funds	106,832
Proceeds from sales of investments in Securities	9,131,091
Proceeds from sales of investment in Global Equity Long/Short Master Fund	13,507,711
Proceeds from Securities sold short	696,716
Investments transferred from Global Equity Long/Short Master Fund	(72,798,348)
Net realized loss from investments in Portfolio Funds	14,435
Net realized gain from investments in Securities	(873,764)
Net realized loss from investment in Global Equity Long/Short Master Fund	415,859
Net change in unrealized appreciation on investments in Portfolio Funds	(1,179,687)
Net change in unrealized depreciation on investments in Securities	1,357,976
Net change in unrealized appreciation on securities sold short	(16,824)
Net change unrealized depreciation from investment in Global Equity Long/Short Master Fund	417,742
Changes in operating assets and liabilities:
Dividends receivable	(2,426)
Due from Master	96,332
Due from Advisor	47,190
Accrued expenses and other liabilities	114,996
Management fees payable	48,371
Due to Advisor	46,429
Net cash used in operating activities	(64,337,792)

Cash flows from financing activities:
Subscriptions	68,199,898
Redemptions	(65,032)
Net cash provided by financing activities	68,134,866

Net increase in cash and cash equivalents	3,797,074

Cash and cash equivalents
Beginning of period	—
End of period	$3,797,074

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	12

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements
September 30, 2014 (Unaudited)

1.	Organization and Nature of Business

Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on August 16, 2010. The Fund commenced operations on October 3, 2011 (“Commencement of Operations”) and operates pursuant to the Agreement and Declaration of Trust (the “Trust Instrument”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below. The Fund is structured as a fund-of-funds whose investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets.The Fund seeks to achieve this objective primarily by investing in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”) and exchange traded funds, common stocks (“Securities”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investments portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. The Portfolio Funds are managed by third-party investment managers (the “Managers”) selected by the investment adviser, with the intention of adding additional Portfolio Funds as the need to diversify among additional Portfolio Funds increases.

Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser. The Advisor is responsible for providing day-to-day investment management services to the Funds, subject to the supervision of the Funds’ Board of Trustees (the “Board”).

As of July 1, 2014, the Global Equity Long/Short Master Fund (“Master Fund”) transferred its assets into the Fund, as a result the Master Fund ceased to exist.

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Fund.

Investors in the Fund (“Shareholders”) are governed by the Trust Instrument and bound by its terms and conditions. The security purchased by a Shareholder is a beneficial interest (a “Share”) in the Fund. All Shares shall be fully paid and are non-assessable. Shareholders shall have no preemptive or other rights to subscribe for any additional Shares.

Shares in the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Fund generally may be made only by U.S. investment companies or other investment vehicles that are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act and “qualified clients” within the meaning of Rule 205-3 promulgated under the Advisers Act. The Fund may decline to accept any investment in its discretion. The Fund’s registration statement by itself does not constitute an offer to sell, or the solicitation of an offer to buy, any security within the meaning of the 1933 Act. The Board (or its designated agent) may admit Shareholders to the Fund from time to time upon the execution by a prospective investor of the appropriate documentation. Shares will be issued at the net asset value (“NAV”) per Share of the Fund.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	13

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2014 (Unaudited)

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders pursuant to written tenders by Shareholders. The Advisor anticipates that it will recommend to the Board to cause the Fund to conduct repurchase offers on a quarterly basis in order to permit the Fund to conduct repurchase offers for Shares. However, there are no assurances that the Board will, in fact, decide to undertake any repurchase offer. The Fund will make repurchase offers, if any, to all Shareholders, on the same terms, which may affect the size of the Fund’s repurchase offers. A Shareholder may determine, however, not to participate in a particular repurchase offer or may determine to participate to a limited degree, which will affect the liquidity of the investment of any investor in the Shareholder. In the event of a tender for redemption, the Fund, subject to the terms of the Trust Instrument and the Fund’s ability to liquidate sufficient Fund investments in an orderly fashion determined by the Board to be fair and reasonable to the Fund and all of the Shareholders, shall pay to such redeeming Shareholder within 90 days the proceeds of such redemption, provided that such proceeds may be paid in cash, by means of in-kind distribution of Fund investments, or as a combination of cash and in-kind distribution of Fund investments. Shares will be redeemed at the NAV per Share of the Fund.

2.	Summary of Significant Accounting Policies

Basis for Accounting

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Management has determined that the Fund is an investment company in accordance with ASC 946 “Investment Companies” for the purpose of financial reporting.

Valuation of Portfolio Funds and Securities

The Fund carries its investments in Portfolio Funds at fair value in accordance with ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which clarifies the definition of fair value for financial reporting, establishes a hierarchal disclosure framework for measuring fair value and requires additional disclosures about the use of fair value measure.

The NAV of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below, or as may be determined from time to time pursuant to policies established by the Advisor. The Fund’s NAV is calculated by State Street Bank & Trust Company, the Fund’s administrator (the “Administrator,” the “Custodian,” the “Transfer Agent” or “State Street”).

The Board has delegated the process of valuing securities for which market quotations are not readily available to the Valuation Committee (the “Committee”). The Committee is responsible for overseeing and monitoring the Fund’s valuation policies and procedures (which have been adopted by the Board and are subject to Board supervision), making recommendations to the Board on valuation-related matters and overseeing implementation of the valuation procedures used by the Fund to value securities, including the fair value of the Fund’s investments in Portfolio Funds. These procedures shall be reviewed by the Board no less than frequently than annually. Any revisions to these procedures that are deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	14

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2014 (Unaudited)

Investments in Portfolio Funds held by the Fund are valued as follows:

The Fund measures the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV in accordance with Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820) - Investments in Certain Entities That Calculate Net Assets Value per Share (or Its Equivalent) (“ASU 2009-12”). If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investments. Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering documents. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ operating documents.

The Advisor’s rationale for the above approach derives from the reliance it places on its initial and ongoing due diligence, which understands the respective controls and processes around determining the NAV with the Managers of the Portfolio Funds. The Advisor has designed an ongoing due diligence process with respect to the Portfolio Funds and their Managers, which assists the Advisor in assessing the quality of information provided by, or on behalf of, each Portfolio Fund and in determining whether such information continues to be reliable or whether further investigation is necessary.

Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed by the Advisor not to be indicative of its fair value, the Advisor will determine, in good faith, the fair value of the Portfolio Fund under procedures adopted by the Board and subject to the Board’s supervision. The Advisor values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Fund’s Portfolio Funds may differ significantly from the values that would have been used had a ready market for the Portfolio Funds held by the Fund been available.

Investments in Publicly Traded Securities held by the Fund are valued as follows:

The Fund values investments in publicly traded securities, including exchange traded funds and common stocks, that are listed on a national securities exchange at their closing price on the last business day of the period. Publicly traded securities are generally categorized in level 1 of the fair value hierarchy.

Securities Sold Short

Securities sold short, represent obligations of the Fund to deliver the specified security at the future price and, thereby, create a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance-sheet risk since the Fund’s satisfaction of the obligations may exceed the amount recognized in the statement of assets and liabilities.

Cash and cash equivalents

Cash and cash equivalents include cash held on deposit in a segregated account with the Fund’s Custodian.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	15

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2014 (Unaudited)

Income and Operating Expenses

The Fund bears its own expenses including, but not limited to, legal, accounting (including third-party accounting services), auditing and other professional expenses, offering costs, administration expenses and custody expenses. Interest income and interest expense are recorded on an accrual basis. Operating expenses are recorded as incurred.

Recognition of Gains and Losses

Change in unrealized appreciation (depreciation) from each Portfolio Fund and Security is included in the Statement of Operations as net change in unrealized appreciation on investments.

Investment transactions in Portfolio Funds and Securities are recorded on a trade date basis. Any proceeds received from Portfolio Fund redemptions and Security sales that are in excess of the Portfolio Fund’s or Security’s cost basis are classified as net realized gain from investments on the Statement of Operations. Any proceeds received from Portfolio Fund redemptions and Security sales that are less than the Portfolio Funds’ and Security’s cost basis are classified as net realized loss from investments on the Statement of Operations. Realized gains and losses from investments in Portfolio Funds and Securities are calculated based on average cost basis.

Income Taxation

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on a Fund’s or Security’s income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of September 30, 2014. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund’s major tax jurisdictions are the United States, the State of Delaware and the State of North Carolina. As of September 30, 2014, all tax years remain subject to examination.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to RICs and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	16

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2014 (Unaudited)

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and capital gains distributions automatically reinvested in additional shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

3.	Fair Value of Financial Instruments

In accordance with ASC 820, the Fund discloses the fair value of its investments in Portfolio Funds and Securities in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 - Other significant observable inputs including fair value of investments with the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date; and

Level 3 - Other significant unobservable inputs including fair value of investments that do not have the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Advisor generally uses the NAV per share of the investment (or its equivalent) reported by the Portfolio Fund as the primary input to its valuation; however, adjustments to the reported amount may be made based on various factors.

A Portfolio Fund’s or Security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Advisor. The Advisor considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Portfolio Funds within the hierarchy is based upon the redemption terms of the Portfolio Funds and does not necessarily correspond to the Advisor’s perceived risk of the Portfolio Funds.

All of the Fund’s investments in Portfolio Funds have been classified within level 2 or level 3. All of the Fund’s investments in Securities have been classified within level 1 and Securities Sold Short have been classified within level 1. Transfers in and/or out of levels are recognized at the date of circumstances that caused the transfer.

The Advisor’s belief of the most meaningful presentation of the strategy classification of the Portfolio Funds and Securities is as reflected on the Schedule of Investments.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	17

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2014 (Unaudited)

Hedge funds are generally funds whose shares are issued pursuant to an exemption from registration under the 1940 Act or are issued offshore that typically offer subscription and redemption options to investors. The frequency of such subscriptions or redemptions is dictated by such fund’s governing documents. The amount of liquidity provided to investors in a particular fund is generally consistent with the liquidity and risk associated with the Portfolio Funds (i.e., the more liquid the investments in the portfolio, the greater the liquidity provided to the investors).

Liquidity of individual hedge funds vary based on various factors and may include “gates,” “holdbacks” and “side pockets” imposed by the manager of the hedge fund, as well as redemption fees which may also apply. These items have been identified as illiquid (“0-5 years”) on the Schedule of Investments.

Assumptions used by the Advisor due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

The following is a summary of the inputs used as of September 30, 2014 in valuing the Fund’s investments in Portfolio Funds and Securities carried at fair value:

	Assets at Fair Value as of September 30, 2014
	Level 1	Level 2	Level 3	Total
Investments
Portfolio Funds
Asia	$—	$2,429,588	$17,759,744	$20,189,332
Energy & Natural Resources	—	3,130,550	—	3,130,550
Financials	—	—	47,184	47,184
Global Long/Short	—	11,300,309	13,977,139	25,277,448
Healthcare	—	5,985,787	—	5,985,787
Technology	—	2,743,548	6,735,268	9,478,816
Securities
Common Stocks – Global Opportunistic	11,790,312	—	—	11,790,312
Total Investments	$11,790,312	$25,589,782	$38,519,335	$75,899,429

	Liabilities at Fair Value as of September 30, 2014
	Level 1	Level 2	Level 3	Total
Securities Sold Short
Exchange Traded Funds – Global Long/Short	$(679,892)	$—	$—	$(679,892)
Total Securities Sold Short	$(679,892)	$—	$—	$(679,892)

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	18

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2014 (Unaudited)

The following is a reconciliation of investments in Portfolio Funds for which significant unobservable inputs (level 3) were used in determining fair value:

	Asia	Financials	Global Long/Short	Technology	Total
Balance as of April 1, 2014	$—	$—	$—	$—	$—
Purchases	1,257,500	—	623,344	—	1,880,844
Sales	—	(52,569)	(78,768)	—	(131,337)
Net realized gain (loss)	—	(28,108)	13,673	—	(14,435)
Net change in unrealized appreciation (depreciation)	1,346,700	—	184,343	(304,535)	1,226,508
Transfers into level 3*	15,155,544	127,861	13,234,547	7,039,803	35,557,755
Transfers out of level 3	—	—	—	—	—
Balance as of September 30, 2014	$17,759,744	$47,184	$13,977,139	$6,735,268	$38,519,335

Net change in unrealized appreciation (depreciation) on level 3 investments in Portfolio Funds still held as of September 30, 2014	$1,346,700	$—	$184,343	$(304,535)	$1,226,508

*	Transfers into level 3 represent level 3 investments that were transferred from Global Equity Long/Short Master Fund at July 1, 2014.

There were no changes in valuation technique and no other transfers between the levels of the fair value hierarchy during the reporting period, except as noted above.

Net realized gain and net change in unrealized appreciation (depreciation) presented above are reflected in the accompanying Statement of Operations.

4.	Investments in Portfolio Funds and Securities

The Fund has the ability to liquidate its investments in Portfolio Funds periodically, ranging from monthly to every five years, depending on the provisions of the respective Portfolio Funds’ operating agreements. As of September 30, 2014, the Fund was invested in fifteen Portfolio Funds. All Portfolio Funds in which the Fund invested are individually identified on the Schedule of Investments. These Portfolio Funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives and other financial instruments and commodities.

The Managers of substantially all Portfolio Funds receive an annual management fee from 1% to 2% of the Fund’s NAV of the respective Portfolio Funds. Management of the Portfolio Funds also receive performance allocations from 15% to 20% of the Fund’s net profit from its investments in the respective Portfolio Funds, subject to any applicable loss carryforward provisions, as defined by the respective Portfolio Funds’ operating agreements.

For the six months ended September 30, 2014, aggregate purchases and proceeds from sales of investments in Portfolio Funds and Securities were $16,303,082 and $22,745,634 respectively.

For the six months ended September 30, 2014, aggregate proceeds from securities sold short was $696,716.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	19

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2014 (Unaudited)

5.	Offering of Shares

The Fund’s Share activities for the six months ended September 30, 2014 were as follows:

Balance as of April 1, 2014	Subscriptions	Redemptions	Balance as of September 30, 2014
6,833.33	60,660.09	(55.77)	67,437.65

6.	Management Fee, Related Party Transactions and Other

The Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Fund payable to the Advisor, administration fees, custody fees, and transfer agent fees to State Street.

In consideration for its advisory and other services, the Advisor shall receive a quarterly management fee, payable quarterly in arrears based on the NAV of the Fund as of the last business day of such quarter, prior to any quarter-end redemptions, in an amount equal to an annual rate of 1.00% of the Fund’s NAV. The Advisor has voluntarily reduced the management fee to 0.25% of the Fund’s NAV from July 1, 2013 to December 31, 2014. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the Portfolio Funds and indirectly borne by Shareholders in the Fund. For the six months ended September 30, 2014, the Fund incurred management fees of $65,145, of which $16,774 was reduced by the Advisor and $48,371 was payable to the Advisor as of September 30, 2014.

The Advisor has paid and borne all expenses categorized as organizational costs.

State Street provides accounting and administrative services to the Fund under an administrative services agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street is paid a monthly administrative fee at an annual rate of 0.07% of the Fund’s monthly NAV for these services.

State Street also serves as the Fund’s Custodian and Transfer Agent. State Street shall be entitled to custody fees as reasonable compensation for its services and expenses as agreed upon from time to time between the Fund on behalf of each applicable Portfolio Fund and State Street. Transfer agent fees are payable monthly based on an annual per Shareholder account charge plus out-of-pocket expenses incurred by State Street on the Fund’s behalf. For the six months ended September 30, 2014, the Fund incurred transfer agent fees of $23,055, of which $7,872 were payable as of September 30, 2014.

From time to time, the Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Fund. As of September 30, 2014, the Cayman Feeder Fund maintains a significant holding in the Fund which represents 80.32% of the Fund’s NAV.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	20

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2014 (Unaudited)

7.	Risks and Contingencies

The Fund’s investments in Portfolio Funds may be subject to various risk factors including market, credit, currency and geographic risk. The Fund’s investments in Portfolio Funds may be made internationally and thus may have concentrations in such regions. The Fund’s investments in Portfolio Funds are also subject to the risk associated with investing in Portfolio Funds. The Portfolio Funds are generally illiquid, and thus there can be no assurance that the Fund will be able to realize the value of such investments in Portfolio Funds in a timely manner. Since many of the Portfolio Funds may involve a high degree of risk, poor performance by one or more of the Portfolio Funds could severely affect the total returns of the Fund.

Although the Fund’s investments in Portfolio Funds are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollars. The Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

In order to obtain more investable cash, the Portfolio Funds may utilize a substantial degree of leverage. Leverage increases returns to investors if the Managers earn a greater return on leveraged investments than the Managers’ cost of such leverage. However, the use of leverage, such as margin borrowing, exposes the Fund to additional levels of risk including (i) greater losses from investments in Portfolio Funds than would otherwise have been the case had the Managers not borrowed to make the investments in Portfolio Funds, (ii) margin calls or changes in margin requirements may force premature liquidations of investment positions and (iii) losses on investments in Portfolio Funds where the Portfolio Funds fails to earn a return that equals or exceeds the Managers’ cost of leverage related to such Portfolio Funds.

In the normal course of business, the Portfolio Funds in which the Fund invests may pursue certain investment strategies, trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, leverage, short selling, global tactical asset allocation strategies, event-drive strategies and other related risks pursuant to the Trust Instrument. The Fund’s risk of loss in each Portfolio Fund is limited to the value of the Fund’s interest in each Portfolio Fund as reported by the Fund.

8.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	21

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2014 (Unaudited)

9.	Financial Highlights

The following summary represents per Share data, ratios to average net assets and other financial highlights information for Shareholders for the six months ended September 30, 2014, the year ended March 31, 2014, 2013 and for the period from October 3, 2011 (commencement of operations) through September 30, 2012:

Per Share operating performance:	For the six months ended September 30, 2014	2014	2013	2012
Net asset value per Share, beginning of year/period	$1,131.66	$1,014.96	$1,013.44	$1,000.00

Net investment income (a)	28.32	146.67	73.91	18.83
Net realized and unrealized gain (loss) from investments in Portfolio Funds and Securities	5.58	102.76	(29.37)	29.40
Net increase resulting from operations	33.90	249.43	44.54	48.23

Distributions paid
Net investment income	—	(132.73)	(43.02)	(34.79)

Net asset value per Share, end of year/period	$1,165.56	$1,131.66	$1,014.96	$1,013.44

Total return (b)	3.00%	24.99%	4.55%	4.96%

Ratio of total expenses to average net assets (c)(g)	1.38%	3.10%	21.37%	176.99%

Ratio of total expenses after expense reimbursement and management fee reduction (c)(d)	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income to average net assets (e)	4.92%	13.32%	7.36%	1.87%

Portfolio turnover (f)	42.06%	71.64%	40.01%	27.73%

Net assets, end of year/period (in 000’s)	$78,603	$7,733	$2,390	$166

(a)	Calculated based on the average Shares outstanding methodology.
(b)
Total return assumes a subscription of a Share in the Fund at the beginning of the year/period indicated and a repurchase of a Share on the last day of the period, assumes reinvestment of all distributions during the period, incurred when subscribing to the Fund. Total return is not annualized for periods less than twelve months.

(c)	Ratio includes expenses of the Master Fund prior to July 1, 2014. Ratio is annualized for periods less than twelve months.
(d)	The Fund did not have management fee reduction prior to July 1, 2013. Ratio is annualized for periods less than twelve months.
(e)	Ratio includes income and expenses of the Master Fund prior to July 1, 2014. Ratio is annualized for periods less than twelve months.
(f)	The portfolio turnover rate reflects the investment activities of the Master Fund. Portfolio turnover rate is not annualized for periods less than twelve months.
(g)	Represents a percentage of expenses reimbursed per the prospectus.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	22

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
September 30, 2014 (Unaudited)

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued. Management has determined that there are no material events requiring additional disclosures in the financial statements through this, except as noted below:

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	23

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Portfolio Funds; and (2) how the Fund voted proxies relating to Portfolio Funds during the most recent period ended September 30 is available without charge, upon request, by calling the Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-919-933-4004.

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	24

Morgan Creek Global Equity Long/Short Institutional Fund
(A Delaware Statutory Trust)

Morgan Creek Global Equity Long/Short Institutional Fund
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Trustees
William C. Blackman
Michael S. McDonald
Sean S. Moghavem
Mark W. Yusko
Michael Hennessy

Officers
Mark B. Vannoy
Taylor Thurman
David K. James

Advisor
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Administrator, Custodian, Fund Accounting Agent and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Seward & Kissel LLP
901 K Street N.W., Suite 800
Washington, D.C. 20001

MORGAN CREEK CAPITAL MANAGEMENT, LLC | SEMI-ANNUAL REPORT TO STOCKHOLDERS	25

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s Board, where those changes were implemented after the Fund last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a)        The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND

By:	(Signature and Title)*	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	December 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)*	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	December 1, 2014

By:	(Signature and Title)*	/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer

Date:	December 1, 2014

* Print the name and title of each signing officer under his or her signature.